Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT , dated as of April 10, 2009 (the “ Amendment ”), is by and among DYCOM INDUSTRIES, INC. , a Florida corporation (the “ Borrower ”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “ Guarantor ” and collectively the “ Guarantors ”), the Lenders party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION , as administrative agent for the Lenders (in such capacity, the “ Administrative Agent ”).

W I T N E S S E T H

      WHEREAS , the Borrower, the Guarantors, such other Domestic Subsidiaries of the Borrower as may from time to time become party thereto, the lenders from time to time party thereto (the “ Lenders ”) and the Administrative Agent are parties to that certain Credit Agreement dated as of September 12, 2008 (as amended, restated, supplemented or otherwise modified through the date hereof, the “ Credit Agreement ”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement);

      WHEREAS , the Borrower has requested that the Required Lenders (on behalf of the Lenders) agree to amend certain terms of the Credit Agreement; and

      WHEREAS , the Required Lenders have agreed to such amendments of the Credit Agreement, subject to the terms and conditions contained herein.

      NOW, THEREFORE , in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS TO CREDIT AGREEMENT

      1.1 Definition of Aggregate Revolving Committed Amount . The definition of “Aggregate Revolving Committed Amount” as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      “ Aggregate Revolving Committed Amount ” means the aggregate amount of Commitments in effect from time to time, being TWO HUNDRED TEN MILLION DOLLARS ($210,000,000) .

      1.2 Schedule 2.1(a) . Schedule 2.1(a) is hereby amended and restated in its entirety to read as set forth on Schedule 1 attached hereto.

SECTION 2

CLOSING CONDITIONS

      2.1 Closing Conditions . This Amendment shall become effective as of the date hereof (the “ Amendment Effective Date ”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

     (a)  Executed Amendment . The Administrative Agent shall have received (i) a counterpart hereof, duly executed by each of the Credit Parties, the New Lender (as defined below) and the Required Lenders (determined before giving effect to this Amendment) and (ii) to the extent requested, a Revolving Note for the account of the New Lender.

     (b)  Fees and Expenses . The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

     (c)  Corporate Documents . The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (A) certifying that the articles of incorporation or other organizational documents, as applicable, of each Credit Party that were delivered on the Closing Date or the date on which any Credit Party was joined as a Guarantor pursuant to the Joinder Agreement dated as of October 24, 2008 (the “ Joinder Date ”) remain true and complete as of the Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date or Joinder Date remain true and correct and in force and effect as of the Amendment Effective Date (or certified updates as applicable) 1 , (C) certifying that the resolutions of the board of directors of each Credit Party delivered on the Closing Date or Joinder Date approving the transactions contemplated herein and authorizing the execution and delivery hereof have not been amended or rescinded and are in full force and effect as of the Amendment Effective Date, (D) certifying that each officer listed in the incumbency certification contained in each Credit Party’s Secretary’s Certificate, except with respect to OSP Services, LLC, delivered on the Closing Date or Joinder Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment and (E) including an incumbency certification for an officer of OSP Services, LLC signing this Amendment.

     (d)  Officer’s Certificate . The Administrative Agent shall have received a duly executed officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that, after giving effect to this Amendment on a Pro Forma Basis, the Credit Parties will be in compliance with the financial covenants set forth in Section 6.7 of the Credit Agreement.

     (e)  Legal Opinion . The Administrative Agent shall have received opinions of legal counsel for the Credit Parties, addressed to the Administrative Agent and the Lenders, which opinions shall be in form and substance reasonably acceptable to the Administrative Agent.

     (f)  New Lender Commitments . The Borrower shall have received Commitments from the New Lender in the amount specified on Schedule 1 attached hereto.

     (g)  Default . After giving effect to this Amendment, no Default or Event of Default shall exist.

_________________

1	The bylaws of Dycom Industries, Inc. were amended on February 24, 2009, as described in the 8-K filed on March 3, 2009. The amended bylaws will be attached to the Officer’s certificate.

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     (h)  Miscellaneous . All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

SECTION 3

REVOLVER INCREASE

      3.1 Revolver Increase

     (a)  New Lender . The Lender not a party to the Credit Agreement prior to the date hereof (the “ New Lender ”) and identified on its signature page hereto (i) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it shall (A) be a party to the Credit Agreement and the other Credit Documents, (B) be a “Lender” for all purposes of the Credit Agreement and the other Credit Documents, (C) share ratably in all LOC Obligations, (D) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender under the Credit Agreement and (E) shall have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

     (b)  Lenders . (i) The Revolving Commitment of each Lender (including the New Lender) shall be the amount set forth opposite the name of such Lender in Schedule 1 attached hereto and (ii) the respective LOC Obligations of the Lenders shall be redetermined based upon each Lender’s Commitment Percentage.

SECTION 4

MISCELLANEOUS

      4.1 Amended Terms . The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

      4.2 Representations and Warranties of Credit Parties . Each Credit Party hereby represents and warrants as follows:

     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general applicability relating to or affecting creditors’ rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     (d) After giving effect to this Amendment, the representations and warranties made by any Credit Party herein or in any other Credit Document or which are contained in any certificate furnished at any time under or in connection herewith or therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remains true and correct (or true and correct in all material respects, as applicable) as of such earlier date.

     (e) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     (f) After giving effect to this Amendment, the Credit Parties are in compliance with Section 4.2 of the Credit Agreement.

      4.3 Credit Document . This Amendment shall constitute a Credit Document under the terms of the Credit Agreement and shall be subject to the terms and conditions thereof (including, without limitation, Sections 11.14 and 11.17 of the Credit Agreement).

      4.4 Entirety .. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

      4.5 Counterparts; Telecopy . This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

      4.6 Incremental Revolving Facility . Each of the parties hereto acknowledges and agrees that by the Credit Party’s execution and delivery of this Amendment (a) the Credit Parties are using $15,000,000 of the $100,000,000 Incremental Revolving Facility basket set forth in Section 2.1(f) of the Credit Agreement and (b) the Aggregate Revolving Committed Amount may only be increased an additional two (2) times under the Incremental Revolving Facility set forth in Section 2.1(f) of the Credit Agreement.

      4.7 GOVERNING LAW . THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

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DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

      IN WITNESS WHEREOF , each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER :	DYCOM INDUSTRIES, INC., a Florida corporation
By:	/s/ H. Andrew DeFerrari
Name: Title:	H. Andrew DeFerrari Senior Vice President and Chief Financial Officer

GUARANTORS :	ANSCO & ASSOCIATES, LLC, a Delaware limited liability company

APEX DIGITAL, LLC, a Delaware limited liability company

BROADBAND EXPRESS, LLC, a Delaware limited liability company

BROADBAND INSTALLATION SERVICES, LLC, a Delaware limited liability company

C-2 UTILITY CONTRACTORS, LLC a Delaware limited liability company

CABLE CONNECTORS, LLC, a Delaware limited liability company

CABLECOM, LLC, a Delaware limited liability company

CABLECOM OF CALIFORNIA, INC. a Delaware corporation

CAN-AM COMMUNICATIONS, INC., a Delaware corporation

CAVO BROADBAND COMMUNICATIONS, LLC, a Delaware limited liability company

COMMUNICATIONS CONSTRUCTION GROUP, LLC, a Delaware limited liability company

By:	/s/ H. Andrew DeFerrari
Name: Title:	H. Andrew DeFerrari Treasurer

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

DYCOM CAPITAL MANAGEMENT, INC., a Delaware corporation

DYCOM CORPORATE IDENTITY, INC., a Delaware corporation

DYCOM IDENTITY, LLC, a Delaware limited liability company

DYCOM INVESTMENTS, INC., a Delaware corporation

ERVIN CABLE CONSTRUCTION, LLC, a Delaware limited liability company

GLOBE COMMUNICATIONS, LLC, a North Carolina limited liability company

INSTALLATION TECHNICIANS, LLC, a Florida limited liability company

IVY H. SMITH COMPANY, LLC, a Delaware limited liability company

LAMBERT’S CABLE SPLICING COMPANY, LLC, a Delaware limited liability company

LOCATING, INC., a Washington corporation

NICHOLS CONSTRUCTION, LLC, a Delaware limited liability company

NIELS FUGAL SONS COMPANY, LLC,
a Delaware limited liability company

NIELS FUGAL SONS COMPANY OF CALIFORNIA, INC. a Delaware corporation

POINT TO POINT COMMUNICATIONS, INC., a Louisiana corporation

PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC, a Delaware limited liability company

By:	/s/ H. Andrew DeFerrari
Name:	H. Andrew DeFerrari
Title:	Treasurer

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

PRINCE TELECOM, LLC a Delaware limited liability company

RJE TELECOM, LLC, a Delaware limited liability company

RJE TELECOM OF CALIFORNIA, INC. a Delaware corporation

STAR CONSTRUCTION, LLC, a Delaware limited liability company

STEVENS COMMUNICATIONS, LLC, a Delaware limited liability company

S.T.S., LLC, a Tennessee limited liability company

TCS COMMUNICATIONS, LLC, a Delaware limited liability company

TESINC, LLC, a Delaware limited liability company

TESINC OF CALIFORNIA, INC. a Delaware corporation

TRIPLE-D COMMUNICATIONS LLC, a Delaware limited liability company

U G T I, a California corporation

UNDERGROUND SPECIALTIES, LLC, a Delaware limited liability company

UTILIQUEST, LLC, a Georgia limited liability company

WHITE MOUNTAIN CABLE CONSTRUCTION, LLC, a Delaware limited liability company

By:	/s/ H. Andrew DeFerrari
Name:	H. Andrew DeFerrari
Title:	Treasurer

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

MIDTOWN EXPRESS, LLC, a Delaware limited liability company
By:	/s/ Dennis Kastens
	Name:	Dennis Kastens
	Title:	President

OSP SERVICES, LLC, a Delaware limited liability company
By:	/s/ Doug Martindale
	Name:	Doug Martindale
	Title:	President

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS :	WACHOVIA BANK, NATIONAL ASSOCIATION, individually in its capacity as a Lender and in its capacity as Administrative Agent
	By:	/s/ Mark B. Felker
		Name:	Mark B. Felker
		Title:	Managing Director

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Scott Hitchens
	Name:	Scott Hitchens
	Title:	Vice President

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ C. William Buchholz
	Name:	C. William Buchholz
	Title:	Senior Vice President

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

RBS CITIZENS, N.A., as a Lender
By:	/s/ Jeffrey A. Neikirk
	Name:	Jeffrey A. Neikirk
	Title:	Senior Vice President

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK, as a Lender
By:	/s/ Jason Gaetz
	Name:	Jason Gaetz
	Title:	Vice President

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender
By:	/s/ Robert Maddox
	Name:	Robert Maddox
	Title:	Director

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK, as a Lender
By:	/s/ Stephen Hanas
	Name:	Stephen Hanas
	Title:	Senior Vice President

DYCOM INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

NATIONAL CITY BANK, as a Lender
By:	/s/ Mareen Walker Duvall
	Name:	Mareen Walker Duvall
	Title:	Senior Vice President ☒ New Lender

Schedule 1

Schedule 2.1(a) to the Credit Agreement

Schedule 2.1(a)
Schedule of Lenders and Commitments

Lender	Revolving Committed Amount	Commitment Percentage	LOC Committed Amount
Wachovia Bank, National Association	$40,000,000.00	19.047619048%	$19,047,619.05
Bank of America, N.A.	$40,000,000.00	19.047619048%	$19,047,619.05
Branch Banking and Trust Company	$30,000,000.00	14.285714286%	$14,285,714.29
RBS Citizens, N.A.	$30,000,000.00	14.285714286%	$14,285,714.29
Compass Bank	$20,000,000.00	9.523809524%	$9,523,809.52
SunTrust Bank	$20,000,000.00	9.523809524%	$9,523,809.52
Regions Bank	$15,000,000.00	7.142857143%	$7,142,857.14
National City Bank	$15,000,000.00	7.142857143%	$7,142,857.14
	$210,000,000.00	100.000000000%	$100,000,000.00